UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 25, 2004


STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of February 1, 2004 providing for the issuance of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2004-3AC)

                     STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-92140-41                74-2440850
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                          745 Seventh Avenue, 7th Floor
                               New York, NY 10019
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2004-3AC pursuant to the terms of the Trust Agreement, dated as of February 1, 2004 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as trustee.

     On August 25, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on August 25, 2004 is filed as
               Exhibit 99.1 hereto.



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Structured  Adjustable  Rate  Mortgage  Loan Trust
Mortgage Pass-Through  Certificates Series 2004-3AC
-----------------------------------------------------


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JPMORGAN CHASE BANK, not in its
                              individual capacity but solely as Trustee under the Agreement referred to herein

Date: August 27, 2004           By:    /s/  Diane E. Wallace
                                   --------------------------------------------
                             Name:   Diane E. Wallace
                            Title:   Assistant Vice President




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                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         August 25, 2004



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Exhibit 99.1
Monthly Certificateholder Statement on August 25, 2004


                 Structured Adjustable Rate Mortgage Loan Trust
               Mortgage Pass-Through Certificates Series 2004-3AC

                        Statement To Certificateholders
                                 August 25, 2004
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-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1       598,773,000.00   547,084,474.64   11,373,189.19    2,252,164.42  13,625,353.61     0.00         0.00      535,711,285.45
A2       200,000,000.00   182,735,185.01    3,798,831.68      749,214.26   4,548,045.94     0.00         0.00      178,936,353.33
A3        12,000,000.00    10,964,111.10      227,929.90       44,952.86     272,882.76     0.00         0.00       10,736,181.20
B1        28,032,000.00    27,981,448.26       10,222.12      115,068.35     125,290.47     0.00         0.00       27,971,226.14
B2         8,193,000.00     8,178,225.08        2,987.65       33,631.39      36,619.04     0.00         0.00        8,175,237.43
B3         4,743,000.00     4,734,446.68        1,729.58       19,469.51      21,199.09     0.00         0.00        4,732,717.10
B4         4,743,000.00     4,734,446.68        1,729.58       19,469.51      21,199.09     0.00         0.00        4,732,717.10
B5         3,450,000.00     3,443,778.42        1,258.07       14,161.88      15,419.95     0.00         0.00        3,442,520.35
B6         2,590,851.00     2,586,178.76          944.78       10,635.17      11,579.95     0.00         0.00        2,585,233.98
R                100.00             0.00            0.00            0.00           0.00     0.00         0.00                0.00
P                  0.00             0.00            0.00       28,926.53      28,926.53     0.00         0.00                0.00
TOTALS   862,524,951.00   792,442,294.63   15,418,822.55    3,287,693.88  18,706,516.43     0.00         0.00      777,023,472.08

AX        17,088,485.00    13,595,510.30            0.00       55,854.89      55,854.89        0.00         0.00    12,935,988.15
PAX        7,562,882.00     6,274,521.79            0.00       25,777.83      25,777.83        0.00         0.00     6,055,724.55
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                   Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1      86359BKA8        913.67592500    18.99415837    3.76129922     22.75545759      894.68176663        A1        4.940000 %
A2      86359BKB6        913.67592505    18.99415840    3.74607130     22.74022970      894.68176665        A2        4.920000 %
A3      86359BKC4        913.67592500    18.99415833    3.74607167     22.74023000      894.68176667        A3        4.920000 %
B1      86359BKF7        998.19664170     0.36465896    4.10489262      4.46955158      997.83198273        B1        4.934770 %
B2      86359BKG5        998.19664104     0.36465886    4.10489320      4.46955206      997.83198218        B2        4.934770 %
B3      86359BKH3        998.19664347     0.36465950    4.10489353      4.46955303      997.83198398        B3        4.934770 %
B4      86359BKK6        998.19664347     0.36465950    4.10489353      4.46955303      997.83198398        B4        4.934770 %
B5      86359BKL4        998.19664348     0.36465797    4.10489275      4.46955072      997.83198551        B5        4.934770 %
B6      86359BKM2        998.19663886     0.36466011    4.10489449      4.46955460      997.83197876        B6        4.934770 %
R       86359BKJ9          0.00000000     0.00000000    0.00000000      0.00000000        0.00000000        R         4.934770 %
TOTALS                   918.74709678    17.87637857    3.81170872     21.68808729      900.87071821

AX      86359BKD2        795.59482892     0.00000000    3.26856886      3.26856886      757.00029289        AX        4.930000 %
PAX     86359BKE0        829.64692428     0.00000000    3.40846651      3.40846651      800.71651918        PAX       4.930000 %
----------------------------------------------------------------------------------------------------    --------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

               -------------------------------------------------
                                  Ashia Miller
              JPMorgan Chase Bank - Structured Finance Services NY
                             4 NY Plaza 6th Fl.
                            New York, New York 10004
                              Tel: (212) 623-4481
                              Fax: (212) 623-5858
                       Email: ashia.n.miller@jpmorgan.com
               -------------------------------------------------


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                              COLLATERAL GROUP ONE
Weighted Average Coupon Rate                                                                                        5.314388 %
Beginning Weighted Average Net Rate (Pass Through Rate)                                                             5.058388 %
Ending Weighted Average Net Rate (Pass Through Rate)                                                                5.071445 %
Beginning Loan Count                                                                                                     3,855
Ending Loan Count                                                                                                        3,783
Beginning Scheduled Balance                                                                                     792,442,295.08
Ending Scheduled Balance                                                                                        777,023,472.53
Scheduled Principal                                                                                                 289,493.30
Unscheduled Principal                                                                                            15,129,329.25
Net Liquidation Proceeds                                                                                                  0.00
Insurance Proceeds                                                                                                        0.00
Advances                                                                                                                  0.00
Scheduled Interest                                                                                                3,509,454.97
Servicing Fee                                                                                                       165,092.15
Master Servicing Fee                                                                                                      0.00
Trustee Fee                                                                                                           3,962.21
Net Interest                                                                                                      3,340,400.61
Realized Loss Amount                                                                                                      0.00
Cumulative Realized Loss                                                                                                  0.00
Cumulative Loss as a Percentage of Original Collateral                                                              0.000000 %
Bankruptcy Loss                                                                                                           0.00
Fraud Loss                                                                                                                0.00
Special Hazard Loss                                                                                                       0.00
Prepayment Penalties                                                                                                 28,926.53
Relief Act Interest Shortfall                                                                                             0.00
Prepayment Interest Shortfall                                                                                             0.00

                         COLLATERAL AX and PAX Reporting
Beginning Adjusted Net Wac                                                                                              4.93 %
Ending Adjusted Net Wac                                                                                                 4.93 %

AX Loans Beginning Balance                                                                                      521,426,180.52
AX Loans Ending Balance                                                                                         508,335,977.52
AX Loans Beginning Net Wac                                                                                          5.063314 %
AX Loans Ending Net Wac                                                                                             5.060228 %

PAX Loans Beginning Balance                                                                                     271,016,114.56
PAX Loans Ending Balance                                                                                        268,687,495.01
PAX Loans Beginning Net Wac                                                                                         5.048909 %
PAX Loans Ending Net Wac                                                                                            5.045884 %

Sec. 4.03(ix)                             Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                                           Group 1
                                                                                     Principal
                                          Category              Number                Balance               Percentage
                                          1 Month                        12             2,284,380.20                  0.29 %
                                          2 Month                         5             1,276,280.62                  0.16 %
                                          3 Month                         3               555,376.52                  0.07 %
                                           Total                         20             4,116,037.34                  0.52 %
                                           Group Totals
                                                                                     Principal
                                          Category              Number                Balance               Percentage
                                          1 Month                        12             2,284,380.20                  0.29 %
                                          2 Month                         5             1,276,280.62                  0.16 %
                                          3 Month                         3               555,376.52                  0.07 %
                                           Total                         20             4,116,037.34                  0.52 %

                                          Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                           Group 1
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %
                                          Group Totals
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %

Sec. 4.03(x)                              Number and Aggregate Principal Amounts of REO Loans

                                           Group 1
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %
                                          Group Totals
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %
Fraud Loss Limit                                                                                               17,250,499.00
Bankruptcy Loss Limit                                                                                             286,588.00
Special Hazard Loss Limit                                                                                       8,625,250.00


Sec. 4.03(xii)          AGGREGATE OUTSTANDING INTEREST SHORTFALLS

Class A1 Shortfall                                                                                               0.00
Class A2 Shortfall                                                                                               0.00
Class A3 Shortfall                                                                                               0.00
Class AX Shortfall                                                                                               0.00
Class PAX Shortfall                                                                                              0.00
Class B1 Shortfall                                                                                               0.00
Class B2 Shortfall                                                                                               0.00
Class B3 Shortfall                                                                                               0.00
Class B4 Shortfall                                                                                               0.00
Class B5 Shortfall                                                                                               0.00
Class B6 Shortfall                                                                                               0.00
Class R Shortfall                                                                                                0.00

                              Relief Act Shortfalls

Class A1 Relief Act Shortfall                                                                                    0.00
Class A2 Relief Act Shortfall                                                                                    0.00
Class A3 Relief Act Shortfall                                                                                    0.00
Class AX Relief Act Shortfall                                                                                    0.00
Class PAX Relief Act Shortfall                                                                                   0.00
Class B1 Relief Act Shortfall                                                                                    0.00
Class B2 Relief Act Shortfall                                                                                    0.00
Class B3 Relief Act Shortfall                                                                                    0.00
Class B4 Relief Act Shortfall                                                                                    0.00
Class B5 Relief Act Shortfall                                                                                    0.00
Class B6 Relief Act Shortfall                                                                                    0.00
Class R Relief Act Shortfall                                                                                     0.00

Total Relief Act                                                                                                 0.00


                         Prepayment Interest Shortfalls

Class A1 PPIS  Shortfall                                                                                         0.00
Class A2 PPIS  Shortfall                                                                                         0.00
Class A3 PPIS  Shortfall                                                                                         0.00
Class AX PPIS  Shortfall                                                                                         0.00
Class PAX PPIS  Shortfall                                                                                        0.00
Class B1 PPIS  Shortfall                                                                                         0.00
Class B2 PPIS  Shortfall                                                                                         0.00
Class B3 PPIS  Shortfall                                                                                         0.00
Class B4 PPIS  Shortfall                                                                                         0.00
Class B5 PPIS  Shortfall                                                                                         0.00
Class B6 PPIS  Shortfall                                                                                         0.00
Class R PPIS  Shortfall                                                                                          0.00

Total PPIS                                                                                                       0.00

Class A1 Basis Risk Shortfall                                                                                    0.00
Class A2 Basis Risk Shortfall                                                                                    0.00
Class A3 Basis Risk Shortfall                                                                                    0.00
Class R Basis Risk Shortfall                                                                                     0.00
Class B1 Basis Risk Shortfall                                                                                    0.00
Class B2 Basis Risk Shortfall                                                                                    0.00
Class B3 Basis Risk Shortfall                                                                                    0.00
Class B4 Basis Risk Shortfall                                                                                    0.00
Class B5 Basis Risk Shortfall                                                                                    0.00
Class B6 Basis Risk Shortfall                                                                                    0.00


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


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